SALOMON BROTHERS OPPORTUNITY FUND INC

Supplement dated September 20, 2006 to the Prospectus and to the Statement of Additional Information, each as amended,

dated December 29, 2005

New investment manager

The Fund’s Board of Directors has approved Barrett Associates, Inc. (“Barrett Associates”) as the new investment manager for the Fund to replace the Fund’s current investment manager, Salomon Brothers Asset Management Inc (“SBAM”). Barrett Associates and SBAM are affiliates of Legg Mason, Inc. (“Legg Mason”).

Barrett Associates, founded in 1937, is located at 90 Park Avenue, 34th Floor, New York, New York 10016. Since February 5, 2001, Barrett Associates has been a subsidiary of Legg Mason. Effective April 1, 2005, Barrett Associates became a wholly-owned subsidiary of Legg Mason Investment Counsel & Trust Company, which in turn is a wholly-owned subsidiary of Legg Mason. Barrett Associates manages approximately $1.8 billion of client assets, of which approximately $1.3 billion is invested in equity securities.

Under the new management agreement, which is substantially similar to the Fund’s current management agreement with SBAM, Barrett Associates will provide advisory services to the Fund and will be responsible for the Fund’s overall investment strategy and its implementation. The management fee rate under the new management agreement with Barrett Associates will be the same as the fee rate under the current management agreement with SBAM. Under the Investment Company Act of 1940, as amended, the management agreement with Barrett Associates is subject to shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing Barrett Associates and the new management agreement are expected to be mailed in October 2006. If shareholder approval is obtained, Barrett Associates is expected to replace SBAM as the Fund’s investment manager on or about December 1, 2006. Effective December 1, 2006, the Fund will change its name to “Barrett Opportunity Fund, Inc.”

Portfolio manager changes

Starting December 1, 2006, Amy LaGuardia and Robert J. Milnamow of Barrett Associates will be responsible for the day-to-day management of the

Fund. If shareholder approval of the new management agreement with Barrett Associates is not obtained by December 1, 2006, Ms. LaGuardia and Mr. Milnamow will manage the Fund as employees of SBAM.

Ms. LaGuardia joined Barrett Associates in 2003 as Senior Vice President and is a member of the Seifert Group, an investment team within Barrett Associates. Prior to joining Barrett Associates, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., where she had been employed since 1982. Ms. LaGuardia has managed the Legg Mason Financial Services Fund since its inception.

Mr. Milnamow joined Barrett Associates in 2003 as Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was a research analyst and portfolio manager for Phoenix Securities Group, OppenheimerFunds and, most recently, Rockefeller & Co. While at Phoenix Securities Group, he managed the Phoenix Total Return Fund and the Phoenix Variable Annuity Total Return Fund. At OppenheimerFunds, he managed the Main Street Income and Growth Fund. Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts at Rockefeller & Co. Mr. Milnamow was also Managing Member at Thayer Pond Capital, LLC.

Changes to the Fund’s investment strategies

On December 1, 2006, it is expected that certain changes to the Fund’s investment strategies that have been approved by the Fund’s Board of Directors will be implemented. First, the Fund’s stock selection criteria will be revised to focus on companies whose securities are undervalued based on the investment manager’s judgment of the company’s sustainable earnings growth in addition to the company’s intrinsic value. Second, the Fund will no longer pursue a strategy of retaining unrealized long-term capital gains to avoid the tax impact of realizing those gains. In managing the Fund’s portfolio, Barrett Associates expects that some portion of the Fund’s built-in long- term capital gains will be realized gradually over time. This may result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders. These changes to the Fund’s investment strategies do not require shareholder approval and will be implemented regardless of whether shareholder approval of the new management agreement with Barrett Associates is obtained.

New sub-administrator

The Fund’s Board of Directors has also approved Legg Mason Partners Fund Advisor, LLC (“LMPFA”), located at 399 Park Avenue, New York, New York 10022, as a new sub-administrator for the Fund to provide certain administrative services for the Fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. The effectiveness of the sub-administration agreement is contingent on shareholder approval being obtained for the new management agreement with Barrett Associates. If such approval is obtained, the sub-administration agreement will take effect on the same date as the new management agreement. LMPFA is an affiliate of Legg Mason and Barrett Associates. Barrett Associates, and not the Fund, would pay LMPFA for its services as sub-administrator.

Other information

In addition, the Fund’s Board of Directors has approved the standardization of the Fund’s current fundamental investment restrictions with those of certain other Legg Mason-affiliated open-end funds to the extent practicable to simplify compliance monitoring and to provide additional portfolio management flexibility for the Fund. Also, the Board has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. The Board has authorized seeking shareholder approval for these changes. If shareholder approval is obtained, these matters are expected to go into effect as soon as practicable.

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